sezzle

The Responsible Way to Pay

Investor Presentation

May 2025

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as of the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation contains certain "forward-looking statements" under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network and Gross Merchandise Volume ("GMV"); (v) our ability to increase our consumer base and GMV; (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to promote and maintain our brand; (viii) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (ix) our ability to manage financial risk of consumer loans facilitated on our platform; (x) impact of exposure to consumer bad debts and insolvency of merchants; (xi) our ability to manage risk with respect to our agreement with our originating bank partner, (xii) impact of the integration, support and prominent presentation of our platform by our merchants; (xiii) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (ivx) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xv) impact of the loss of key partners and merchant relationships; (xvi) impact of exchange rate fluctuations in the international markets in which we operate; (xvii) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xviii) our ability to retain employees and recruit additional employees; (ixx) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xx) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xxi) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's subsequent filings filed with the Securities and Exchange Commission available at www.sec.gov. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).

All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Gross Merchandise Volume ("GMV", formerly known as Underlying Merchant Sales, or UMS), Monthly On-Demand & Subscribers ("MODS"), and Active Subscribers, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. For example, GMV is an operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform and MODS is a monthly metric that captures unique users of the On-Demand product and subscribers enrolled in Anywhere and Premium products. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. GMV, MODS, and Active Subscribers do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The GMV, MODS, and Active Subscribers financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption.

WebBank

Pay Later loans are originated by WebBank except loans in IA, Puerto Rico & Canada. For example, for a $300 loan Pi4, you make one $75 down payment today, then three $75 payments every two weeks for a 45.0% annual percentage rate (APR) & total payments of $307.49, which includes a $7.49 Service Fee (finance charge) charged at loan origination. Service Fees vary & can range from $0 to $7.49 depending on the purchase price & Sezzle product. Actual fees are reflected in checkout.

Sezzle at a Glance

Prized BNPL Platform

Since Inception[2]

$10B+ Gross Merchandise Volume

16M+ Completed Sign-Ups

- **Jan 2016** — Sezzle Founded
- **Jul 2019** — IPO on Australian Securities Exchange (ASX)
- **Nov 2020** — Launch of Sezzle Up
- **Jun 2022** — Launch of Subscription Products
- **Jul 2022** — Termination of Planned Merger with Zip Co. *(Announced Feb '22)*
- **Sep 2022** — 1st Quarter of Profitability *(Initiatives Announced in Mar '22)*
- **Aug 2023** — Nasdaq Listing *(Delisted from ASX Jan '24)*
- **Oct 2024** — Launch of WebBank Partnership & On-Demand
- **Mar 2025** — Announced 6-for-1 Stock Split & $50M Repurchase Program[1]

CNBC | Buy Side WSJ | Worth | Forbes | Investor's Business Daily | Newsweek | Bankrate | Minneapolis/St. Paul Business Journal | Money | CNET | Digital Journal

[1] Separate from the $50 million repurchase program, Sezzle previously completed $20.0 million in stock repurchases as of July 9, 2024, under plans announced on December 22, 2023 ($5.0 million) and June 20, 2024 ($15.0 million). [2] Since Inception figures are rounded to the nearest billion and million, respectively.

Financial Snapshot

1Q25 *Results*

GMV Growth (YoY)	64.1%
Total Revenue Growth (YoY)	123.3%
Net Income[1]	$36.2M
Net Income Margin	*34.5%*
Total Revenue Less Transaction Related Costs[3] as a % of Total Revenue	70.4%
Average Quarterly Purchase Frequency	6.1x
1Q24 Average Quarterly Purchase Frequency	*4.5x*
Monthly On-Demand & Subscribers (MODS[2])	658K
YoY Growth	*77.4%*

Performance & Guidance

	FY2024 Actuals	*FY2025 Guidance*
Total Revenue Growth (YoY)	70.1%	60-65%
Net Income	$80.4M	$120.0M
Net Income Per Diluted Share[3]	$2.21	$3.25
Adjusted Net Income[1]	$66.2M	$120.0M
Adjusted Net Income Per Diluted Share[3]	$1.84	$3.25

Driving *Shareholder Value*

$20.0M	*$50.0M*
Stock Repurchase Completed in Jul '24	Stock Repurchase Announced in Mar '25

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III. Adjusted Net Income for the quarter was in line with Net Income, as no significant or unique items were recorded. [2] As of March 31, 2025. Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made at least one purchase through On-Demand during the month. MODS rounded to the nearest thousand. [3] Effective March 28, 2025, we performed a 6-for-1 stock split of the Company's common stock, affected through a stock dividend. The prior Net Income Per Diluted Share guidance is adjusted to reflect the stock split.

The Markets We Serve

The Nascent and Growing BNPL Market

Buy Now, Pay Later (BNPL) represents less than 2%
of North America's Total Commerce Transaction Value



Digital Wallet
19%
Cash
9%
Other Payment Products
3%
BNPL & POS Financing
2%
Debit Card
28%
Credit Card
39%

$257B
North America Total BNPL Market Size *(2024)*

Sezzle represents less than 1%
of North America's Total BNPL Market



In-Store Financing
$125.0
Online BNPL
$131.8

Significant Opportunity for Market Growth in North America

BNPL e-Commerce Market Penetration by Country

Country	Penetration
United States	6%
Netherlands	10%
Australia	15%
Germany	20%

Source: Worldpay, The Global Payments Report 2025.

U.S. Consumer Credit Market Snapshot

Younger generations struggle with *below average credit scores*

2024 U.S. FICO Distribution[3]


13%
16%
21%
28%
23%
Poor 300-579
Fair 580-669
Good 670-739
Very 740-799
Exceptional 800-850

2024 Average FICO by Generation[3]


760
746
709
691
681
U.S. Avg: 715
Silent Generation (79+)
Baby Boomers (60-78)
Generation X (44-59)
Millennials (28-43)
Generation Z (18-27)

49M Adults who are either *credit invisible* or *unscoreable*[1]

48% U.S. adults who have been *rejected at least once* when applying for credit products in the past year[2]

[1] Credit invisible are those with no mainstream credit profile at the credit bureaus; unscoreable are those with some information in their mainstream credit file, but not enough to generate a conventional score. *2022 Financial Inclusion and Access to Credit*, Oliver Wyman & Experian.
[2] *Bankrate*. [3] *Experian*.

Why *Millions* of Consumers Choose Sezzle

Increasing *financial inclusion* by providing credit to those who often face challenges in accessing traditional credit options

78%[1]
of Sezzle consumers are ages between 18 — 47 (Gen Z & Millennial)

40%[2]
of BNPL users would leave carts without BNPL offered at checkout

71%[2]
of BNPL users utilize/would use BNPL for cash flow management

1 out of 3[2]
BNPL users reported increased credit score

4.9/5	4.6/5	4.2/5	67
App Store	Google Play	Trustpilot	NPS[3] (Net Promoter Score)

Trustpilot

This is Sezzle!
"Sezzle is a great way to help build credit and purchase things in a less 'pressure on the pocket' kinds way by allowing one to split payments up into four less expensive payments. Awesome."
Aaron

Trustpilot

Sezzle is great
"Sezzle is great. I use it anywhere and everywhere clothes, groceries, even bills when I've needed to. Easy to use better than credit card for me."
Quinton

[1] As of December 31, 2024. [2] PYMNTS series entitled "The Credit Accessibility Series" in collaboration with Sezzle. [3] NPS as of March 31, 2025.

Unlocking *Growth* For Our Merchant Partners

Driving *traffic and incremental revenue* through
a frictionless checkout experience and customized marketing capabilities

Merchant Benefits

<6 Months[1]
Payback period

Up to 57%[1]
Average Order Value Lift

110%[1]
Return on Investment (ROI)

Personalized Shopping

Higher Conversion for Merchant Partners through Personalized In-App Push Notifications


7:33
Leave something behind, Jackson?
You were onto something great at Old Navy! Come back to the Sezzle app to pick up where you left off.
now

Product Marketplace

Providing Hyper-Personalized Merchant and Product Recommendations



In-App Placement

Maximizing Engagement & Driving Additional Sales for Merchant Partners


Search stores, brands, and products
Most Popular Brands
Premium Brands
View All

[1] *2023 The Total Economics Impact of Sezzle, Forrester Research, Inc.*

Robust & Expanding Product Ecosystem

Expanding Our Ecosystem

Initial Business Model	Launched in 2Q22	Launched in 2Q23	Launched in 4Q24


shopify
Magento
WiX.com
BIGCOMMERCE
comment sold
WOO COMMERCE
Justifi
$184.99
4 payments of $46.24 with sezzle

Direct & Virtual Card Integration

Economics for Sezzle:

- Merchant discount rate (MDR)
  - Interchange revenue (VC integration)


Premium

Premium

Economics for Sezzle:

- Affiliate & Gift Card commission
  - Interchange revenue
  - Subscription revenue


anywhere
sezzle
VISA

Anywhere

(Anywhere VISA is accepted)

Economics for Sezzle:

- Interchange revenue
- Subscription revenue


sezzle
VISA

On-Demand

(Anywhere VISA is accepted)

Economics for Sezzle:

- Service Fee[1] revenue
- Interchange revenue

[1] Service Fee (Finance Charge).

Comprehensive Suite of Payment Options

Offering a *full suite of payment options*, allowing consumers to choose based on their schedule and needs

Pay-in-4



Merchant Name $100.00
sezzle EN
Back
Complete your order
Review your order details for Merchant Name.
Down Payment Due Today $25.00
Bi-weekly Payment Schedule
Today $25.00
Dec 25, 2023 $25.00
Jan 8, 2024 $25.00
Jan 22, 2024 $25.00
Promo Code Apply
Order Total $100.00
Down Payment (Card Only) ··· 4242

Example: $100 Purchase

25%	25%	25%	25%
$25	$25	$25	$25
Time of purchase	Week 2	Week 4	Week 6

Pay-in-Full



sezzle
Complete your order
Complete order

Pay-in-2



sezzle
Complete your order
Complete order

Pay-in-5 *(beta)*



Review your loan terms
Complete order

Long-Term[1]



sezzle
Choose a plan
Agree & Continue

[1] Length of loan and APR varies by user and merchant offering and is determined by Sezzle's long-term lender.

First Product Launch with WebBank

On-Demand[1]

Pay Later Just Got More Flexible



9:41
SEZZLE VIRTUAL CARD
sezzle
Single use card
•••• 1234
VISA
commercial

How it Works

1.  Shop any brand in the Sezzle app or anywhere[3]
2.  Request single-use amount needed
3. Pay Service Fee[2] at the point of purchase

Benefits for Sezzle

Early data supports greater consumer activation as non-subscribers can shop anywhere[3]

Enhances the ability to compete for enterprise merchants

[1] Available only in the U.S. [2] Service Fee (Finance Charge). [3] Anywhere Visa is accepted.

658,000 Monthly On-Demand & Subscribers[1] (MODS[2]) Engagement *Fueling Growth*


sezzle
VISA
•••• 1234

Sezzle On-Demand

Pay-in-4 anywhere Visa is accepted, with a one-time Service Fee[3] at the point of purchase


PREMIUM
Premium

Premium *(subscription)*

Access to 350+ Premium Merchants through Affiliate & Gift Card platform partners


anywhere

Anywhere *(subscription)*

Pay-in-4 anywhere Visa is accepted including all Premium benefits

MODS


462,000
529,000
707,000
658,000
2Q24
3Q24
4Q24
1Q25

~10 More Orders from *Subscribers vs. Non-Subscribers* during 1Q25 on Average

35x Top 10% *Anywhere Subscribers* 90-days Frequency[4]

~36% In-store Orders as % of *Total Anywhere Orders*[5]

[1] As of March 31, 2025, Active Subscribers rounded to the nearest thousand was 481,000. [2] As of March 31, 2025, Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made a least one purchase through On-Demand during the month. MODS rounded to the nearest thousand. [3] Service Fee (Finance Charge). [4] Frequency is defined as the average total number of Sezzle orders placed by active Anywhere subscribers in 1Q25. [5] Orders placed during 1Q25.

Helping Consumers *Build Credit History* through Sezzle Up


12:00
sezzle up
Start Your Journey to Better Credit
TransUnion
EQUIFAX
experian.
Innovis
You're almost there
Complete all 3 steps to join Sezzle Up
1/3
Link your checking account & set it as your default payment method
Verify your account with your SSN
Pay off one order on time & in full

The first BNPL platform in North America to offer credit reporting optionality through short-term installments in the U.S. & Canada

TransUnion EQUIFAX experian. Innovis

Files Sezzle Up Consumer purchase activities to all major credit bureaus in the U.S.

Lower

2nd payment failure rate for average Sezzle Up Consumer versus non-Sezzle Up Consumer

Higher

Order count per Sezzle Up Consumer versus non-Sezzle Up Consumer

WebBank Partnership

sezzle

WebBank
A STEEL PARTNERS COMPANY

- WebBank is a Utah-chartered industrial bank
- Entered 5-year strategic partnership program on August 26th, 2024; launched September 2024
- WebBank will serve as the exclusive lender and originate select Pay Later products (i.e., Pay-in-5, Pay-in-4 & Pay-in-2)

Launch of unified fees

Streamlined regulatory approach

Future product innovations

Expanding Reach & Consumer Impact through *Innovation*

Increasing Customer Lifetime Value

Direct Integration
(2017[1])



Pay-in-4, Pay-in-Full, Pay-in-2

- Consumer generally acquired at point of checkout
- Shops at select Sezzle merchants

Credit Reporting
(2021)



Sezzle Up

- Free to opt-in credit builder
- Reports consumer payments to credit bureaus to help consumers build credit through BNPL

Subscription
(2022 & 2023)



Premium & Anywhere

- **Premium:** Access to 350+ Premium Merchants & Gift Card platform partners
- **Anywhere:** Provides consumers the ability to buy now, pay later anywhere Visa is accepted

Potential Future Products

Financial Tools	Shopping Tools
✓ On-Demand	✓ Product Marketplace
✓ Pay-in-5	✓ Price Comparisons
✓ Sezzle Balance	✓ Coupons & Discounting
Early Wage Access	✓ Product Insurance
Debit & Credit Card	✓ Wishlist
Cash Advances	And More!

[1] Pay-in-4 was first introduced in 2017, followed by Pay-in-Full in 2022, and the subsequent launch of Pay-in-2 in 2023.
Note: On-Demand is available only in the U.S.

Product Expansions

Winning Over Consumers

Introducing More ***Financial Tools***



Review your loan terms
5 payments
$25.00
Subtotal
Service Fee
Order Total
Down Payment
Scheduled Payments
Activate multi-use card

Pay-in-5 *(beta)*

Providing Consumers additional flexibility with a new payment option at checkout



Sezzle Balance
$30.00
Transactions

Sezzle Balance

Simplifying the repayment process for Consumers with pre-loadable digital wallet



Money IQ
Which type of goal is Herbie setting?
Herbie will set a short-term savings goal.
Herbie will set a long-term savings goal.

Money IQ

Interactive learning experience rewarding Consumers for building financial knowledge

While Improving the ***Shopping Experience***



Pricing Overview
Beats Solo Buds True Wireless Earbuds
Recommended
Lowest Price
Amazon
See Price
Walmart
$59.95
Target
$59.99
Adorama
$63.00
Show all (5)

Wishlist
Allows Consumers to save favorite items for easy access later

Price Comparison & Auto-Couponing (beta)
Help Consumers find the best deal and apply savings effortlessly

Products tab
Helps Consumers discover trending items & curated picks with ease

Customer Acquisition & Retention

Personalized Product Marketplace

Daily deals, curated collections, and unrivaled Sezzle exclusive offers


Search the marketplace
Electronics
Health & Beauty
Apparel & Accessories
SALE
Spring Savings
Mother's Day Gifts
Items For You

Timely & Relevant Campaigns

In-store signage, geo-targeted offers, and moments of purchase intent

In-App *Engagement*

Driving daily user interactions through gamification, learning, & earning opportunities

- Money IQ
- Sezzle Spend
- Payment Streaks

National Branding

Official Jersey Patch Partner of the Minnesota Timberwolves and SEO push drive visibility


sezzle
WOLVES

Growing Profitably Through Strong Execution

Early Focus on *Profitability* Beginning in FY2022

Revenue Initiatives

- Introduced Sezzle Premium
- Offboarded or renegotiated pricing with merchants and network partners
- Affiliate merchant enhancements
- Incentivized consumers to shift from card to ACH
- Introduced Pay-in-Full

Cost Initiatives

- Improved credit underwriting
- Reduction in workforce (RIF)
- Ceased payment operations in India
- Began wind-down of Europe and Brazil
- Reduced, renegotiated, and eliminated non-critical third-party tech and marketing spend

Mar 2022 — **$10 Million**
Announced reduction of workforce (RIF)

April 2022 — **$17+ Million**
Announced initiatives to accelerate path to profitability

July 2022 — **$50+ Million**
Expanded list of initiatives and raised benefit to $50M

Sep 2022 — **$60+ Million**
Further raised the impact from the initiatives by $10M

$70 million
Annualized Impact at the end of FY2022

Initiatives Drive Profitability

Initiatives Exceeding Expectations



$120.0M
2025 Adjusted Net Income Guidance
$66.2M
2024 Adjusted Net Income
$5.6M
2023 Adjusted Net Income
($38.1) Million
2022 Net Loss
FY22 Initiatives
FY23 Initiatives[1]
Net Impact of the Profitability Initiatives
$7.1 Million
2023 Net Income
$78.5 Million
2024 Net Income
$120.0 Million
2025 Net Income Guidance

FY2024 Initiatives Launched

New Product Launches

- Payment Streaks *(completed)*,
- Product Marketplace *(completed)*, and
- Bank-enabled Products *(On-Demand launched)*

Bank Sponsorship

- Unification of standards & fees
- Streamlined regulatory approach
- Bank-enabled products

[1] Initiatives for 2023 include app monetization and the launch of Anywhere, enhancing accessibility and expanding consumer reach across platforms.

Robust & Proprietary In-House Underwriting Strategy



Sezzle Proprietary & 3rd party ML Models
Fraud
Sezzle Proprietary Model
Underwriting
New Consumers
Existing Consumers
3rd party ML Models
Fraud
Sezzle Proprietary Model (4th generation)
Underwriting

Sezzle Model is *more predictive than FICO* for new Sezzle consumers' delinquency



Sezzle Model
FICO
Delinquency
1
2
3
4
5
6
7
8
9
10
Score Decile

Spending Power allocated directly by Sezzle Model



Charge-off
Average Spending Power
1
2
3
4
5
6
7
8
9
10
Score Decile

Controlled Underwriting to Optimize Growth & Profitability

Approval rates increased in the 2H24 for both repeat and new Consumers...

Approval Rates



Repeat Consumer
New Consumer
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25

...while the outstanding balance for delinquent Consumers remained in-line

Average Consumer Balances



Average Non-Delinquent Consumer Balance
Average Delinquent Consumer Balance (lagged 6 weeks)
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25

Positioned for All Conditions



Total Revenue Less Transaction Related Costs as a % of Total Revenue
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
LTM 1Q25
11.9 point margin expansion & $1.2B GMV increase
LTM 1Q24
LTM 1Q23
0.00%
1.00%
2.00%
3.00%
4.00%
Provision for Credit Losses as a % of GMV

The short duration product
results in quick portfolio turnover, with repayment trends evident after 14 days

Type of Loan	Std. Loan Tenor
Sezzle	42 days
Lease-to-Own	12+ months
Personal Loans *(e.g. home improvement)*	12-84 months
Auto Loan	~70 months
Home Equity Line of Credit (HELOC)	10-15 years
Home Mortgage	15-30 years

Source: PYMNTS, Wells Fargo, U.S. Bank, Experian, Citizens Bank, SoFi

YoY Progression Overview

	1Q24	1Q25	YoY Change
Total Revenue	$47.0M	$104.9M	123.3% ↑
Net Income	$8.0M	$36.2M	351.7% ↑
Adjusted Net Income[1]	$9.4M	$36.1M	286.1% ↑
Adjusted EBITDA Margin[2]	31.9%	49.0%	17.1 Pts ↑
Total Revenue Less Transaction Related Costs[3] as a % of Total Revenue	55.3%	70.4%	15.1 Pts ↑
Non-Transaction Related OpEx[4] as a % of Total Revenue	34.5%	25.6%	-8.9 Pts ↓

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income, see Appendix III. [2] Adjusted EBITDA Margin is a non-GAAP financial measure equal to non-GAAP Adjusted EBITDA divided by Total Revenue. For a reconciliation of Net Income to non-GAAP Adjusted EBITDA, see Appendix II. [3] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix I. [4] Non-transaction Related Operating Expenses is a non-GAAP financial measure and is equal to Personnel, Third-Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix I for reconciliation of Non-Transaction Related Operating Expenses and respective definitions.

YoY Engagement Metrics

Monthly On-Demand & Subscribers (MODS[1])



1Q25
658,000
1Q24
371,000

+287k YoY

Quarterly Purchase Frequency (Average)



1Q25
6.1x
1Q24
4.5x

+1.6x YoY

Active[2] Consumers



1Q25
2,734,000
1Q24
2,594,000

+5.4% YoY

Repeat Usage as a % of Total Orders (Cumulative)



1Q25
96.2%
1Q24
95.6%

+60 Bps YoY

Unique Merchants[3] Shopped at by Consumers



1Q25
346,000
1Q24
173,000

+173k YoY

Number of Transactions[3]



1Q25
7,312,000
1Q24
4,802,000

+52.3% YoY

[1] Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made a least one purchase through On-Demand during the month. MODS rounded to the nearest thousand. [2] Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand). [3] Unique Merchants and Number of Transactions are rounded to the nearest thousand.

Last Twelve Months (LTM) QoQ Engagement Metrics

Quarterly Purchase Frequency (Average)



4.8x
5.4x
5.5x
6.1x
2Q24
3Q24
4Q24
1Q25

+0.6x QoQ

Active[1] Consumers



2,612,000
2,667,000
2,725,000
2,734,000
2Q24
3Q24
4Q24
1Q25

+0.3% QoQ

Unique Merchants[2] Shopped at by Consumers



208,000
274,000
311,000
346,000
2Q24[3]
3Q24
4Q24
1Q25

+35k QoQ

[1] Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand).
[2] Unique Merchants are rounded to the nearest thousand. [3] Previously reported as 209,000. Revised to 208,000 based on further analysis of unique merchant classifications.

Gross Merchandise Volume (GMV) & Total Revenue



Gross Merchandise Volume (GMV)
+64.1% YoY
$492.7
$532.2
$659.9
$855.4
$808.7
1Q24
2Q24
3Q24
4Q24
1Q25
GMV ($ in millions)



Total Revenue
$47.0
$56.0
$70.0
$98.2
$104.9
9.5%
10.5%
10.6%
11.5%
13.0%
1Q24
2Q24
3Q24
4Q24
1Q25
Total Revenue ($ in millions)
% of GMV

Transaction Related Costs[1]

As a % of GMV


$21.0
4.3%
$23.7
4.5%
$31.5
4.8%
$43.9
5.1%
$31.0
3.8%
1Q24
2Q24
3Q24
4Q24
1Q25
Transaction Related Costs ($ in millions)
% of GMV

As a % of Total Revenue


$21.0
44.7%
$23.7
42.4%
$31.5
45.0%
$43.9
44.7%
$31.0
29.6%
1Q24
2Q24
3Q24
4Q24
1Q25
Transaction Related Costs ($ in millions)
% of Total Revenue

[1] Transaction Related Costs is a non-GAAP financial measure that represents the combined total of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. For a reconciliation of Transaction Related Costs see Appendix II for reconciliation.

Transaction Related Costs[1]

Transaction Expense


2.4%
2.0%
1.9%
1.9%
1.9%
$11.8
$10.7
$12.8
$16.1
$15.3
1Q24
2Q24
3Q24
4Q24
1Q25
Transaction Expense ($ in millions)
% of GMV

Provision for Credit Losses


1.0%
1.9%
2.3%
2.8%
1.6%
$5.1
$10.1
$15.4
$24.4
$12.8
1Q24
2Q24
3Q24
4Q24
1Q25
Provision for Credit Losses ($ in millions)
% of GMV

Net Interest Expense


0.8%
0.5%
0.5%
0.4%
0.4%
$4.1
$2.9
$3.3
$3.4
$2.9
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Expense ($ in millions)
% of GMV

[1] Transaction Related Costs is a non-GAAP financial measure that represents the combined total of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. For a reconciliation of Transaction Related Costs see Appendix II for reconciliation.

Total Revenue Less Transaction Related Costs[1]

As a % of GMV



5.3%
6.1%
5.8%
6.4%
9.1%
$26.0
$32.2
$38.5
$54.3
$73.9
1Q24
2Q24
3Q24
4Q24
1Q25
Total Revenue Less Transaction Related Costs ($ in millions)
% of GMV

As a % of Total Revenue



55.3%
57.6%
55.0%
55.3%
70.4%
$26.0
$32.2
$38.5
$54.3
$73.9
1Q24
2Q24
3Q24
4Q24
1Q25
Total Revenue Less Transaction Related Costs ($ in millions)
% of Total Revenue

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs see Appendix I for reconciliation.

Non-Transaction Related Operating Expenses[1]

% of Total Revenue



$16.2
$18.4
$21.0
$26.9
$26.9
34.5%
32.9%
30.0%
27.4%
25.6%
1Q24
2Q24
3Q24
4Q24
1Q25
Non-Transaction Related Operating Expenses ($ in millions)
% of Total Revenue

Total Revenue Less Transaction Related Costs vs. Non-Transaction Related OpEx



$26.0
$32.2
$38.5
$54.3
$73.9
$16.2
$18.4
$21.0
$26.9
$26.9
1Q24
2Q24
3Q24
4Q24
1Q25
Non-Transaction Related Operating Expenses ($ in millions)
Total Revenue Less Transaction Related Costs ($ in millions)

[1] Non-Transaction Related Operating Expenses and Total Revenue Less Transaction Related Costs are non-GAAP financial measures. See Appendix I for reconciliations.

Net Income & Adjusted Net Income

Net Income



17.0%
53.1%
22.1%
25.8%
34.5%
$8.0
$29.7
$15.4
$25.4
$36.2
1Q24
2Q24
3Q24
4Q24
1Q25
Net Income ($ in millions)
% of Total Revenue

Adjustments



$1.4
($16.6)[2]
$1.8
$1.1
($0.0)
1Q24
2Q24
3Q24
4Q24
1Q25
Adjustments ($ in millions)

Adjusted Net Income[1]



19.9%
23.3%
24.7%
26.9%
34.4%
$9.4
$13.1
$17.3
$26.5
$36.1
1Q24
2Q24
3Q24
4Q24
1Q25
Adjusted Net Income ($ in millions)
% of Total Revenue

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III for reconciliation.
[2] Includes $16.8 million discrete income tax benefit from the release of the valuation allowance previously recorded on deferred tax assets.

Net Income & Adjusted EBITDA[1]


Net Income & Adjusted Net Income[2]
$8.0 $9.4
$29.7
$13.1
$15.4 $17.3
$25.4 $26.5
$36.2 $36.1
1Q24
2Q24
3Q24
4Q24
1Q25
Net Income ($ in millions)
Adjusted Net Income ($ in millions)


Non-GAAP Adjusted EBITDA
31.9%
32.9%
32.2%
33.1%
49.0%
$15.0
$18.4
$22.5
$32.5
$51.4
1Q24
2Q24
3Q24
4Q24
1Q25
Adjusted EBITDA ($ in millions)
% of Total Revenue

[1] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation Adjusted EBITDA, see Appendix II.
[2] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III for reconciliation.

Select Balance Sheet & Cash Flow Metrics

Balance Sheet

$ in Thousands	*Unaudited* Mar 31, 2024	*Audited* Dec 31, 2024	*Unaudited* Mar 31, 2025
Key Assets			
Cash and cash equivalents[1]	$77,785	$73,185	**$88,893**
Restricted cash	$4,400	$25,125	**$31,976**
Total cash	$82,185	$98,310	**$120,869**
Total notes receivables, net	$103,332	$164,562	**$146,628**
Key Liabilities			
Merchant accounts payable	$73,733	$68,967	**$65,380**
Drawn on line of credit[2]	$72,000	$105,000	**$70,800**
Total Stockholders' Equity[1]	$29,613	$87,835	**$125,762**

Net Cash Provided From Operations

Respective Period	$38,613		**$58,837**

[1] On December 22, 2023, and June 20, 2024, our Board of Directors authorized stock repurchase plans to buy back up to $5 million and $15 million of outstanding shares, respectively. These plans expired on June 17, 2024, and July 9, 2024, respectively, in accordance with their terms. The Board adopted a new repurchase program on March 10, 2025, authorizing the buy back of up to $50 million of outstanding shares, expiring on the earlier of April 7, 2026, or upon completion. [2] The availability on the line of credit for quarters ending March 31, 2024, December 31, 2024, and March 31, 2025, as follows: $3.6M, $39.0M, and $52.2M, respectively.

Outlook

	2024 Actual	2025 Guidance	Updated 2025 Guidance
Total Revenue	70% Growth	25% — 30%	60% — 65%
Total Revenue Less Transaction Related Costs[1] as a % of Total Revenue	55.7%	55% — 60%	60% — 65%
Effective Income Tax Rate	(16.6%)[2]	~25%	~25%
Net Income	$78.5M	$80.4M	$120.0M
Net Income Per Diluted Share[3]	$2.19	$2.21	$3.25
Adjusted Net Income[4]	$66.2M	$80.4M	$120.0M
Adjusted Net Income Per Diluted Share[3, 4]	$1.84	$2.21	$3.25

Key Factors Affecting 1Q25 Outperformance & Updated Guidance

- Seasonality
- Provision for Credit Losses
- Frequency
- Monthly On-Demand & Subscribers (MODS)

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs see Appendix I.
[2] Effective Income Tax Rate of (16.6%) for FY2024 was driven by the release of the Company's valuation allowance during the year ended December 31, 2024. [3] The updated 2025 guidance assumes diluted weighted-averaged share count of 36.690 million. This share count reflects the 6-for-1 stock split of the Company's common stock, affected through a stock dividend. [4] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III. Adjusted Net Income for the quarter was in line with Net Income, as no significant or unique items were recorded. The 2024 actual and previous 2025 Guidance on Net Income per Diluted Share and Adjusted Net Income per Diluted Share guidance is adjusted to reflect the 6-for-1 stock split.

Appendices

Appendix I: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs

	For the three months ended				
(in $ thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Operating income	$ 49,895	$ 30,870	$ 20,841	$ 16,699	$ 13,835
Personnel	15,048	14,580	13,424	12,737	11,025
Third-party technology and data	3,374	2,871	2,386	2,180	2,157
Marketing, advertising, and tradeshows	5,346	5,364	2,726	995	655
General and administrative	3,131	4,085	2,417	2,522	2,380
Net interest expense	(2,914)	(3,441)	(3,328)	(2,911)	(4,081)
Total revenue less transaction related costs	$ 73,880	$ 54,329	$ 38,466	$ 32,222	$ 25,971

Reconciliation of Operating Expenses to Non-Transaction Related Operating Expenses

	For the three months ended				
(in $ thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Operating expenses	$ 55,017	$ 67,353	$ 49,117	$ 39,269	$ 33,144
Transaction expense	(15,317)	(16,074)	(12,761)	(10,742)	(11,787)
Provision for credit losses	(12,801)	(24,379)	(15,402)	(10,094)	(5,140)
Non-transaction related operating expenses	$ 26,899	$ 26,900	$ 20,954	$ 18,433	$ 16,217

Appendix II: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Expenses to Transaction Related Costs

	For the three months ended				
(in $ thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Operating expenses	**$ 55,017**	**$ 67,353**	**$ 49,117**	**$ 39,269**	**$ 33,144**
Personnel	(15,048)	(14,580)	(13,424)	(12,737)	(11,025)
Third-party technology and data	(3,374)	(2,871)	(2,386)	(2,180)	(2,157)
Marketing, advertising, and tradeshows	(5,346)	(5,364)	(2,726)	(995)	(655)
General and administrative	(3,131)	(4,085)	(2,417)	(2,522)	(2,380)
Net interest expense	2,914	3,441	3,328	2,911	4,081
Transaction related costs	**$ 31,032**	**$ 43,894**	**$ 31,492**	**$ 23,746**	**$ 21,008**

Reconciliation of Net Income to Adjusted EBITDA

	For the three months ended				
(in $ thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net income	**$ 36,164**	**$ 25,367**	**$ 15,446**	**$ 29,702**	**$ 8,007**
Depreciation and amortization	274	258	233	247	227
Income tax expense (benefit)	10,842	2,362	2,163	(16,123)	393
Equity and incentive-based compensation	1,273	1,370	1,456	1,462	905
Other (income) expense, net	(25)	(300)	(96)	(50)	92
Fair value adjustment on warrants	-	-	-	-	1,262
Net interest expense	2,914	3,441	3,328	2,911	4,081
Loss on extinguishment of line of credit	-	-	-	260	-
Adjusted EBITDA	**$ 51,442**	**$ 32,498**	**$ 22,530**	**$ 18,409**	**$ 14,967**

Appendix III: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted Net Income

(in $ thousands; except per share amounts)	For the three months ended					For the twelve months ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2024
Net income	$ **36,164**	$ **25,367**	$ **15,446**	$ **29,702**	$ **8,007**	$ **78,522**
Discrete tax expense (benefit) for valuation allowance release	-	1,404	1,904	(16,845)	-	(13,537)
Loss on extinguishment of line of credit	-	-	-	260	-	260
Fair value adjustment on warrants	-	-	-	-	1,262	1,262
Other (income) expenses, net	(25)	(300)	(96)	(50)	92	(354)
Adjusted net income	$ **36,139**	$ **26,471**	$ **17,254**	$ **13,067**	$ **9,361**	$ **66,153**
Diluted weighted-average shares outstanding[1]	36,171				35,765	35,891
Adjusted net income per diluted share	$ **1.00**				$ **0.26**	$ **1.84**

[1] Effective March 28, 2025, we performed a 6-for-1 stock split of the Company's common stock, affected through a stock dividend. Share and per-share amounts have been retroactively adjusted.

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non-transaction related operating expenses; adjusted net income; adjusted net income margin; adjusted net income per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.
- Adjusted EBITDA is defined as GAAP net income, adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted net income is defined as GAAP net income, adjusted for certain charges including the release of our deferred tax asset valuation allowance, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income. We believe that this financial measure is useful for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income per diluted share is defined as non-GAAP adjusted net income divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparison of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Non-GAAP Financial Measures (Cont.)

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total revenue less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Transaction related costs exclude significant expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted EBITDA and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
- Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Adjusted net income, adjusted net income margin, and adjusted net income per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and the release of our deferred tax asset valuation allowance which have been, and may be in the future, recurring GAAP expenses.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.

Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Thank You

Lee Brading, CFA

SVP, Corporate Development & Investor Relations

InvestorRelations@sezzle.com

Erin Foran

Media & PR

MediaRelations@sezzle.com